Exhibit 10.3

AMENDMENT NUMBER 1 TO PURCHASE AGREEMENT

THIS AMENDMENT NUMBER 1 TO PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of October 28, 2010, by and among UNITED WESTERN BANK, a federal savings bank (“Buyer”), UNITED WESTERN BANCORP, INC., a Colorado corporation and the sole stockholder of Buyer (“Parent”), LEGENT GROUP, LLC, a Delaware limited liability company (“Member”), and HENRY C. DUQUES, the controlling member of Member (“Duques” and, together with Member, “Sellers”) (collectively, the “Parties”).

WHEREAS, the Parties desire to amend that certain Purchase Agreement made by and between Buyer, Parent, Member and Duques made as of June 9, 2010 (the “Agreement”).

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Paragraph 9.1(e) is hereby amended in its entirety to provide as follows:

“by written notice from Buyer to Member, or from Member to Buyer, as the case may be, if the Closing has not occurred on or prior to November 30, 2010 (the “Drop Dead Date”) for any reason other than delay or nonperformance of the party seeking such termination; provided, however, that if any consent or approval required to be obtained from any banking regulatory agency or any Governmental or Regulatory Entity with respect to the transactions contemplated hereby has not been obtained by such date, then the Drop Dead Date shall be automatically extended to December 31, 2010 or such later date as may be mutually agreed upon by Buyer and Member”

2.
Pursuant to Section 2.3(c), the Adjusted Purchase Price will be reduced by: the product of: (x) 1.3 times (y) the amount by which the Adjusted Book Value is less than $10,000,000. The Parties hereby agree that the Sellers, at their option, may, on or before Closing, contribute cash to Legent Clearing LLC to the extent necessary to make the Adjusted Book Value equal to or less, but not in excess of, $10,000,000.

AMENDMENT NUMBER 1 TO PURCHASE AGREEMENT

3.	Paragraph 2.2 (a) is hereby amended in its entirety to provide as follows:

“Cash to Escrow Agent.  At the Closing (as hereinafter defined), Buyer shall deliver to Wells Fargo Bank, National Association (or such other bank as may be mutually agreed by Buyer and Member), as escrow agent (the “Escrow Agent”), pursuant to an Escrow Agreement substantially in the form of Exhibit 2.2(a) attached hereto (the “Escrow Agreement”), the sum of $3,000,000 (the “Escrowed Funds”).  The parties acknowledge and agree that the Escrowed Funds shall be held in escrow for the satisfaction of all amounts, if any, due to Buyer pursuant to Section 2.2 (d) or Article 7, all as set forth in the Escrow Agreement.”

4.
Parent hereby agrees to allow Duques and or Member, at their discretion, to utilize the amount reduced in Paragraph 2.2 (a) above, specifically the $3,000,000 reduction in the Escrowed Funds, in that certain investment agreement, dated as of October 28, 2010, by and among United Western Bancorp, Inc., a Colorado corporation, Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P., Lovell Minnick Equity Partners III LP and Lovell Minnick Equity Partners III-A Life Partners, Legent Group, LLC, and Henry C. Duques (the “Investment Agreement”) as the Duques Anchor Investor as defined in the Investment Agreement.

5.	All capitalized terms not otherwise defined herein shall have the definition assigned to them in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

BUYER:

UNITED WESTERN BANK

By: /s/ Guy A. Gibson
Name: Guy A. Gibson
Title: Vice Chairman

AMENDMENT NUMBER 1 TO PURCHASE AGREEMENT

PARENT:

UNITED WESTERN BANCORP, INC.

By: /s/ Guy A. Gibson
Name: Guy A. Gibson
Title: Chairman of the Board

MEMBER:

LEGENT GROUP, LLC

By: /s/ Henry C. Duques
Name: Henry C. Duques
Title: President

DUQUES:

/s/ Henry C. Duques
HENRY C. DUQUES, Individually